================================================================================

                               UC INVESTMENT TRUST

                               UC INVESTMENT FUND


                               SEMI-ANNUAL REPORT
                                November 30, 1999
                                   (Unaudited)



      INVESTMENT ADVISER                                  ADMINISTRATOR
      ------------------                                  -------------
UNITED MANAGEMENT COMPANY, LLC                   COUNTRYWIDE FUND SERVICES, INC.
         P.O. Box 1280                                    P.O. Box 5354
     1005 Glenway Avenue                           Cincinnati, Ohio 45201-5354
 Bristol, Virginia 24203-1280                            1.877.823.8637

================================================================================

January 13, 2000


Dear Shareholder:

As we stand on the edge of a new calendar era with the possibility of a new era in terms of economic performance, some reflection can certainly be appropriate even if we are not impressed with all the hoopla of the new millennium. In this past century our economy underwent incredible change as economic growth proceeded to compound in real terms so that incomes and standards of living have grown far beyond expectations or visions at the beginning of this century.

What are some of the key changes in the American economy over the past decade?

1. VIRTUALLY CONTINUOUS GROWTH HAS BEEN THE HALLMARK OF THIS DECADE as GDP grew from $2.8 trillion in 1990 to nearly $9.0 trillion now, the longest peacetime expansion in our history.

2. UNEMPLOYMENT HAS FALLEN STEADILY. The rate of unemployment now stands at 4.1%, the lowest since 1970. There has been a surge of new jobs making labor markets increasingly tight.

3. INFLATION HAS RETREATED TO A RATE BELOW 2% PER ANNUM. The rate is holding constant.

THE ROLE OF THE FED AND MONETARY POLICY

The conditions set in place by the Federal Reserve for low inflation have borne fruit and enabled the economy to grow faster without increasing price levels. The question now remains, "How will this decade of boom and expansion end?" Some observers argue that there is a new structure or new paradigm for the U.S. economy, that the business cycle is vanquished, and the path to continued growth and prosperity will continue without interruption. We believe there are some real significant changes in the American economy, but we also affirm there are still factors to consider as a caution against excessive overconfidence.

FINANCIAL MARKETS

The equity markets of the U.S. have had an unprecedented Bull Run. The Dow Jones Industrial Average came within a whisper of 11,500 and closed up 318% over the decade. The Internet boom was the primary force behind the sensational increase of 85.6% this past year in the Nasdaq index which became the best performance ever of a major stock index. Indeed, for the decade, the Nasdaq index rose 795%
 ... more than twice that of the Dow. This momentum seemed to entice investors to accept the notion that the only direction equities could go was up and up and up. Even the venerable S&P 500 added 20% over the year, but this average hid a great disparity in returns since a small group of Internet equities was the dominant influence.

The Federal Reserve moved to increase interest rates during the year. In short, the Fed and the markets were clearly signaling a restraint on credit. Higher rates were back as both long- and short-term rates moved upward.

WHAT CAN WE EXPECT?

The economic outlook is basically good with the best set of statistics imaginable. The consensus is for a slowdown in growth and slight increases in inflationary pressures along with some increase in the rate of unemployment. There is general agreement that interest rates will rise some in the first half and then moderate downward toward the last quarter. It seems that the level of demand must slow down over the year ahead. Although there are significant strains in our economy, it does not mean that there cannot be a "soft landing."

As to the financial markets, there is a growing realization that equity markets are unlikely to sustain the kind of growth and returns that have characterized the decade and this past year. There is certain to be greater volatility in all markets. The prudent investor will continue to make careful selections based on thorough and independent analysis, with a minimum of attention to the whims and fashions of a very fickle market.

Letter to Shareholders          January 13, 2000                          Page 2


SECTOR ALLOCATION AND KEY HOLDINGS

Based on market value at the end of the quarter, the following are the leading sectors for the UC Investment Fund portfolio:

     1.   Technology                                         25.7%
     2.   Financial Services, particularly Banking           22.7%
     3.   Healthcare                                         16.0%

Our judgement about the relative prospects for these sectors remains unchanged. We did reduce some issues in the healthcare holdings, which we believe will enhance the Fund's future performance.

The top five holdings in the UC Investment Fund portfolio at year-end 1999, in terms of relative weight, were:

     1.   King Pharmaceuticals, Inc.                          7.5%
     2.   Cisco Systems, Inc.                                 6.3%
     3.   Oracle Corp.                                        4.9%
     4.   MCI WorldCom, Inc.                                  4.8%
     5.   Lucent Technologies                                 4.7%

The asset allocation of the Fund remains heavily weighted in technology, which has been among the leading sectors in the rise in the overall market. However, stock selectivity remains the critical factor in the Fund's relative performance.

FUND PERFORMANCE (PERIODS ENDING 12/31/99)

It has been a year-and-a-half since the inception of the UC Investment Fund. This longer term gives a better perspective on total performance.

                                UCIFX        Multi-Cap Value       S&P 500
                                ------------------------------------------
     Fourth Quarter             19.22%            7.58%             14.88%
     Year-to-Date               20.69%            7.78%             21.04%
     Since Inception            27.55%            4.87%             20.08%

The comparison of the performance of the UC Investment Fund with the benchmarks of an overall market average such as the S&P 500 or against other funds in a similar category is a gratifying indication of the continuing merit of careful stock selection, even in a market that is generally rising overall.

OUR STRATEGY AND INVESTMENT APPROACH

The U.S. equity market has achieved a remarkable sustained increase in prices and total returns for virtually a decade. The past two years have seen a particularly sharp increase in equity values. There is increasing concern about over-valuation and excessive expectations by investors for ever-increasing share prices. Our strategy and fundamental philosophy remain unchanged. We continue to believe that careful analysis of companies, combined with prudent selection, will produce long-term results above the market averages.

Yours faithfully,

/s/ Lois A. Clarke

Lois A. Clarke
President and Managing Director

UC INVESTMENT FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1999 (UNAUDITED)
================================================================================
ASSETS
Investment securities:
     At acquisition cost                                            $ 34,150,296
                                                                    ============
     At market value (Note 1)                                       $ 41,175,050
Dividends receivable                                                      50,029
Receivable for capital shares sold                                         2,400
Organization costs, net (Note 1)                                          60,593
Other assets                                                              11,209
                                                                    ------------
     TOTAL ASSETS                                                     41,299,281
                                                                    ------------
LIABILITIES
Payable to Adviser (Note 3)                                               33,466
Payable to Administrator (Note 3)                                          8,265
Other accrued expenses and liabilities                                    13,929
                                                                    ------------
     TOTAL LIABILITIES                                                    55,660
                                                                    ------------

NET ASSETS                                                          $ 41,243,621
                                                                    ============
Net assets consist of:
Paid-in capital                                                     $ 33,825,887
Undistributed net investment income                                       64,102
Accumulated net realized gains from security transactions                328,878
Net unrealized appreciation on investments                             7,024,754
                                                                    ------------
Net assets                                                          $ 41,243,621
                                                                    ============
Shares of beneficial interest outstanding (unlimited
     number of shares authorized, no par value)                        3,395,334
                                                                    ============
Net asset value, offering price and
     redemption price per share (Note 1)                            $      12.15
                                                                    ============

See accompanying notes to financial statements.

UC INVESTMENT FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 1999 (UNAUDITED)
================================================================================
INVESTMENT INCOME
     Dividends                                                     $    263,046
                                                                   ------------
EXPENSES
     Investment advisory fees (Note 3)                                  184,619
     Administration fees (Note 3)                                        26,155
     Trustees' fees and expenses                                         12,541
     Accounting services fees (Note 3)                                   12,000
     Transfer agent fees (Note 3)                                         9,000
     Amortization of organization costs (Note 1)                          8,455
     Custodian fees                                                       7,911
     Professional fees                                                    5,159
     Registration fees                                                    5,075
     Postage and supplies                                                 2,971
     Printing of shareholder reports                                      2,720
     Other expenses                                                         322
                                                                   ------------
          TOTAL EXPENSES                                                276,928
                                                                   ------------

NET INVESTMENT LOSS                                                     (13,882)
                                                                   ------------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
     Net realized gains from security transactions                      318,379
     Net change in unrealized appreciation/
          depreciation on investments                                 5,070,546
                                                                   ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                      5,388,925
                                                                   ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $  5,375,043
                                                                   ============

See accompanying notes to financial statements.

UC INVESTMENT FUND
STATEMENTS OF CHANGES IN NET ASSETS
=========================================================================================
                                                              Six Months
                                                                Ended          Period
                                                               Nov. 30,         Ended
                                                                 1999           May 31,
                                                             (Unaudited)       1999 (a)
-----------------------------------------------------------------------------------------
FROM OPERATIONS:
     Net investment income (loss)                            $    (13,882)   $    156,440
     Net realized gains from security transactions                318,379          91,119
     Net change in unrealized appreciation/depreciation
        on investments                                          5,070,546       1,954,208
                                                             ------------    ------------
Net increase in net assets from operations                      5,375,043       2,201,767
                                                             ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                        --         (78,456)
     From net realized gains from security transactions                --         (80,620)
                                                             ------------    ------------
Decrease in net assets from distributions to shareholders              --        (159,076)
                                                             ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares sold                                  4,378,263      33,333,524
     Net asset value of shares issued in reinvestment of
        distributions to shareholders                                  --         152,387
     Payments for shares redeemed                              (1,777,654)     (2,360,633)
                                                             ------------    ------------
Net increase in net assets from capital share transactions      2,600,609      31,125,278
                                                             ------------    ------------

TOTAL INCREASE IN NET ASSETS                                    7,975,652      33,167,969

NET ASSETS:
     Beginning of period (Note 1)                              33,267,969         100,000
                                                             ------------    ------------
     End of period                                           $ 41,243,621    $ 33,267,969
                                                             ============    ============

UNDISTRIBUTED NET INVESTMENT INCOME                          $     64,102    $     77,984
                                                             ============    ============

CAPITAL SHARE ACTIVITY:
     Shares sold                                                  393,954       3,363,134
     Shares reinvested                                                 --          14,499
     Shares redeemed                                             (159,158)       (227,095)
                                                             ------------    ------------
     Net increase in shares outstanding                           234,796       3,150,538
     Shares outstanding, beginning of period (Note 1)           3,160,538          10,000
                                                             ------------    ------------
     Shares outstanding, end of period                          3,395,334       3,160,538
                                                             ============    ============

(a) Represents the period from the initial public offering of shares (June 29, 1998) through May 31, 1999.

See accompanying notes to financial statements.

UC INVESTMENT FUND
FINANCIAL HIGHLIGHTS
==========================================================================================
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
------------------------------------------------------------------------------------------
                                                              SIX MONTHS
                                                                ENDED             PERIOD
                                                               NOV. 30,           ENDED
                                                                 1999             MAY 31,
                                                             (UNAUDITED)         1999 (A)
------------------------------------------------------------------------------------------
Net asset value at beginning of period                        $    10.53        $    10.00
                                                              ----------        ----------

Income from investment operations:
     Net investment income (loss)                                  (0.01)             0.05
     Net realized and unrealized gains on investments               1.63              0.54
                                                              ----------        ----------
Total from investment operations                                    1.62              0.59
                                                              ----------        ----------
Less distributions:
     Dividends from net investment income                             --             (0.03)
     Distributions from net realized gains                            --             (0.03)
                                                              ----------        ----------
Total distributions                                                   --             (0.06)
                                                              ----------        ----------

Net asset value at end of period                              $    12.15        $    10.53
                                                              ==========        ==========

Total return                                                      15.38% (b)         5.89% (b)
                                                              ==========        ==========
RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (000's)                           $   41,244        $   33,268
                                                              ==========        ==========

Ratio of net expenses to average net assets                        1.50% (c)         1.81% (c)

Ratio of net investment income (loss) to average net assets       (0.08%)(c)         0.64% (c)

Portfolio turnover rate                                              48% (c)           67% (c)

(a) Represents the period from the initial public offering of shares (June 29, 1998) through May 31, 1999.

(b)  Not annualized.

(c)  Annualized.

See accompanying notes to financial statements.

UC INVESTMENT FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1999 (UNAUDITED)
================================================================================
                                                                        MARKET
COMMON STOCKS - 94.4%                             SHARES                VALUE
--------------------------------------------------------------------------------

AEROSPACE/DEFENSE - 1.1%
Raytheon Co.                                      15,000           $    460,313
                                                                   ------------
BASIC MATERIALS - 1.6%
Birmingham Steel Corp.                            90,800                658,300
                                                                   ------------
CONSUMER PRODUCTS - 10.3%
Clayton Homes, Inc.                               57,000                580,687
Coca-Cola Co.                                      8,000                538,500
Ford Motor Co.                                    15,000                757,500
General Electric Co.                              14,000              1,820,000
PepsiCo, Inc.                                     16,000                553,000
                                                                   ------------
                                                                      4,249,687
                                                                   ------------
DEPOSITARY RECEIPTS - 2.0%
Energy Select Sector SPDR                          9,000                242,859
Standard and Poor's 500 Depositary Receipts        4,000                557,375
                                                                   ------------
                                                                        800,234
                                                                   ------------
ELECTRIC UTILITIES - 1.9%
FirstEnergy Corp.                                 15,000                349,688
FPL Group, Inc.                                   10,000                437,500
                                                                   ------------
                                                                        787,188
                                                                   ------------
FINANCIAL & INSURANCE - 22.7%
AXA Financial, Inc.                               30,000              1,008,750
AmSouth Bancorp                                   18,710                422,144
Bank of America Corp.                             14,000                819,000
Bank One Corp.                                    25,000                881,250
Citigroup Inc.                                    24,000              1,293,000
First Tennessee National Corp.                    20,000                657,500
First Union Corp.                                 25,000                967,187
FleetBoston Financial Corp.                       14,000                529,375
Morgan Keegan, Inc.                               36,000                600,750
North Fork Bancorporation, Inc.                   30,000                603,750
PNC Bank Corp.                                    10,000                557,500
Wells Fargo Co.                                   22,000              1,023,000
                                                                   ------------
                                                                      9,363,206
                                                                   ------------
HEALTH CARE - 16.0%
Bristol-Myers Squibb Co.                          17,000              1,242,063
Johnson & Johnson                                  8,000                830,000
King Pharmaceuticals, Inc.*                       67,500              3,113,437
Merck & Co., Inc.                                 18,000              1,413,000
                                                                   ------------
                                                                      6,598,500
                                                                   ------------
OIL/ENERGY - 1.9%
Coastal Corp.                                     22,000                775,500
                                                                   ------------
PRIVATE PLACEMENT(A) - 2.4%
Ecampus.Com, Inc.*                               256,410              1,000,000
                                                                   ------------

UC INVESTMENT FUND
PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1999 (UNAUDITED)
================================================================================
                                                                        MARKET
COMMON STOCKS - 94.4%                             SHARES                VALUE
--------------------------------------------------------------------------------

PUBLISHING - NEWSPAPERS - 1.3%
Knight-Ridder, Inc.                               10,000           $    545,625
                                                                   ------------
TECHNOLOGY - 25.7%
Cisco Systems, Inc.*                              29,000              2,586,438
Compaq Computer Corp.                             23,000                562,063
Intel Corp.                                       15,000              1,150,312
International Business Machines Corp.             12,000              1,236,750
Lucent Technologies Inc.                          26,500              1,936,156
Microsoft Corp.*                                  12,000              1,092,563
Oracle Corp.*                                     30,000              2,034,375
                                                                   ------------
                                                                     10,598,657
                                                                   ------------
TELECOMMUNICATIONS - 7.5%
AT&T Corp.                                        20,000              1,117,500
MCI WorldCom, Inc.*                               24,000              1,984,500
                                                                   ------------
                                                                      3,102,000
                                                                   ------------

TOTAL COMMON STOCKS - 94.4% (Cost $31,914,456)                     $ 38,939,210
                                                                   ------------

CASH EQUIVALENTS - 5.4%
Fountain Square U.S. Treasury Obligation Fund (Cost $2,235,840)    $  2,235,840
                                                                   ------------

TOTAL COMMON STOCKS AND
     CASH EQUIVALENTS - 99.8% (Cost $34,150,296)                   $ 41,175,050

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%                             68,571
                                                                   ------------

NET ASSETS - 100.0%                                                $ 41,243,621
                                                                   ============

* Non-income producing security.

SPDR - Standard and Poor's 500 Depositary Receipt.

(A) Valued at fair value as determined in good faith by the Adviser consistent with procedures approved by the Board of Directors.

See accompanying notes to financial statements.

UC INVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1999 (UNAUDITED)
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The UC Investment Fund (the Fund) is a no-load, diversified series of the UC Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as an Ohio business trust on February 27, 1998. The Fund was capitalized on May 21, 1998 when United Investment Corporation (the Adviser) purchased the initial 10,000 shares of the Fund at $10.00 per share. The initial public offering of shares of the Fund commenced on June 29, 1998. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The Fund seeks long-term total return, from a combination of capital growth and growth of income, by investing primarily in common stocks.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid annually to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Organization costs -- Costs incurred by the Fund in connection with its organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with the commencement of operations. In the event any of the initial shares of the Fund are redeemed during the five year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares redeemed bears to the number of initial shares outstanding at the time of the redemption.

UC INVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1999 (UNAUDITED)
================================================================================

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of November 30, 1999, net unrealized appreciation on investments was $7,024,754 based on a federal income tax cost basis of $34,150,296, of which $8,778,812 related to appreciated securities and $1,754,058 related to depreciated securities.

2.   INVESTMENT TRANSACTIONS

During the six months ended November 30, 1999, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $9,916,159 and $8,387,068, respectively.

3.   TRANSACTIONS WITH AFFILIATES

The Chairman of the Trust is also Chairman and Chief Executive Officer of the Adviser. The President of the Trust is also President and a Director of the Adviser. The Vice President of the Trust is also an employee of the Adviser. Certain other officers of the Trust are also officers of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent and accounting services agent for the Trust, or of CW Fund Distributors, Inc. (the Distributor), the principal underwriter for the Fund and exclusive agent for the distribution of shares of the Fund.

ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Under the Advisory Agreement, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund's average daily net assets.

UC INVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1999 (UNAUDITED)
================================================================================

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee at an annual rate of 0.15% on the Fund's average daily net assets up to $25 million; 0.125% on such net assets between $25 million and $50 million; and 0.10% on such net assets in excess of $50 million, subject to a $1,000 minimum monthly fee.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a fee, based on current asset levels, of $2,000 per month from the Fund. In addition, the Fund reimburses CFS for
out-of-pocket   expenses   related  to  the  pricing  of  the  Fund's  portfolio
securities.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee from the Fund at an annual rate of $20 per shareholder account, subject to a $1,500 minimum monthly fee. In addition, the Fund reimburses CFS for out-of-pocket expenses including, but not limited to, postage and supplies.

DISTRIBUTION PLAN
The Fund has adopted a Plan of Distribution (the Plan) under which the Fund may directly incur or reimburse the Adviser or the Distributor for expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund's average daily net assets. The Fund incurred no distribution expenses under the Plan during the six months ended November 30, 1999.